                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 5, 2004


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13175                 74-1828067
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                   ONE VALERO PLACE
                  SAN ANTONIO, TEXAS                        78212
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

                                   ----------


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ITEM 5. OTHER EVENTS.

                  On February 5, 2004, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of an aggregate of up to 7,820,000 shares of Common Stock, par value $0.01 per share, of the Company (the "Shares"). The Shares were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and
VEC Trust IV. Closing of the issuance and sale of the Shares is scheduled for February 11, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated February 5, 2004, between the Company and J.P. Morgan Securities Inc., as Underwriter.

         5.1      Opinion of Jay D. Browning, Esq.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALERO ENERGY CORPORATION




Date: February 11, 2004                 By: /s/ Jay D. Browning
                                            ------------------------------------
                                            Jay D. Browning
                                            Vice President and Secretary



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                                  EXHIBIT INDEX

Number         Exhibit
------         -------

   1.1         Underwriting Agreement dated February 5, 2004, between the
               Company and J.P. Morgan Securities Inc., as Underwriter.

   5.1         Opinion of Jay D. Browning, Esq.



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